TIAA        |  TEACHERS INSURANCE AND ANNUITY ASSOCIATION
CREF        |  COLLEGE RETIREMENT EQUITIES FUND
            |  730 Third Avenue
            |  New York, NY 10017-3206



                                   SUPPLEMENT
                             DATED AUGUST 10, 1998
                     TO THE PROSPECTUS DATED APRIL 1, 1998
                         FOR THE TIAA-CREF MUTUAL FUNDS


See "Fund Managers", page 32 of the Prospectus:

Edward J. Grzybowski has succeeded Michael O'Kane as a manager of the Managed Allocation Fund. Mr. Grzybowski is a Managing Director of Teachers Advisors. He joined TIAA-CREF in 1987. Mr. Grzybowski also has supervisory responsibility over investments in CREF's Bond Market and Money Market Accounts.